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                                                                    EXHIBIT 23.2


         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-74076, 333-41090) and Form S-3 (Nos. 333-46870,
333-53006) of Newport Corporation of our report dated February 2, 2001 relating to the financial statements of Kensington Laboratories, Inc. for the years ended December 31, 2000 and 1999, which appears in this Form 10-K.


                                         /s/ PricewaterhouseCoopers LLP

San Jose, California
March 25, 2002